EXHIBIT 10.4
Execution Version
SECOND AMENDING AGREEMENT TO THE SIXTH AMENDED AND RESTATED
CREDIT AGREEMENT

dated as of December 15, 2025

ALTALINK INVESTMENT MANAGEMENT LTD.,
in its capacity as general partner of
ALTALINK INVESTMENTS, L.P.,
as Borrower,
- and -
ALTALINK INVESTMENT MANAGEMENT LTD.,
as General Partner,
- and -
ROYAL BANK OF CANADA,
as Administrative Agent of the Lenders, and as Lender,
- and -
RBC CAPITAL MARKETS,
as Sole Lead Arranger and Sole Bookrunner
- and -
BANK OF MONTREAL, as Documentation Agent
- and -
THE LENDERS PARTY HERETO,
as Lenders

THIS SECOND AMENDING AGREEMENT dated as of December 15, 2025 TO THE SIXTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 22, 2024 (the “Original Credit Agreement”) among AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd., as General Partner, Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, the “Agent”), and the Lenders party thereto from time to time.
RECITALS
WHEREAS the Borrower, the Agent and the Lenders are party to a First Amending Agreement made as of December 16, 2024 (the “First Amendment” and the Original Credit Agreement, as amended by the First Amendment, the “Credit Agreement”), amending the terms of the Original Credit Agreement.
AND WHEREAS pursuant to the terms of the Credit Agreement, the Lenders agreed to make funding available to the Borrower from time to time for operating expenses, capital expenditures, working capital needs of the Borrower and AltaLink and their Subsidiaries and for general corporate purposes, including the payment of dividends by the Borrower on its Equity Securities;
AND WHEREAS the Borrower, the General Partner, the Lenders and the Agent have agreed to amend certain provisions of the Credit Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS

DEFINITIONS
1.1Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
ARTICLE 2
AMENDMENTS

2.1Amendments to Credit Agreement
(a)The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended by replacing the date “December 15, 2027” with the date “December 15, 2028” in such definition.
ARTICLE 3
CONDITIONS PRECEDENT

3.1Conditions Precedent
This Second Amending Agreement shall become effective when:

LEGAL_1:104687486.4

(a)the Agent shall have received an executed copy of this Second Amending Agreement from each of the Agent, the Lenders, the Borrower and the General Partner;

(b)the Agent has received an extension fee from the Borrower, which fee shall be in the amount of 3.5 bps calculated on the Commitment of each Lender party to this Second Amending Agreement, and payable to each such Lender; and

(c)no Event of Default shall have occurred and be continuing.

The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

1.1Representations and Warranties True and Correct; No Default or Event of Default
The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this Second Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Credit Agreement and each of the other Loan Documents is true and correct on, and as of, the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement), and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.

ARTICLE 5
MISCELLANEOUS

5.1No Other Amendments, Waivers or Consents
Except as expressly set forth herein, the Credit Agreement and all Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.
5.2Time
Time is of the essence in the performance of the parties’ respective obligations in this Second Amending Agreement.
5.3Governing Law
This Second Amending Agreement is a contract made under, and shall be governed by and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.

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5.4Successors and Assigns
This Second Amending Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this Second Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Credit Agreement, as amended by this Second Amending Agreement.
5.5Counterparts
This Second Amending Agreement may be executed by the parties hereto in counterparts and may be delivered by facsimile or other electronic means (including via electronic mail in portable document format) and all such counterparts shall together constitute one and the same agreement.
[Remainder of page intentionally left blank – signature pages follow]

LEGAL_1:104687486.4

The parties hereto have duly executed this Second Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK INVESTMENT MANAGEMENT LTD., as general partner of ALTALINK INVESTMENTS, L.P.
By:	/s/ Todd A. Anliker
Name: Todd A. Anliker
Title: President
By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin
Title: Treasurer

ALTALINK INVESTMENT MANAGEMENT LTD.
By:	/s/ Todd A. Anliker
Name: Todd A. Anliker
Title: President
By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin
Title: Treasurer

[Signature Page to AILP ($300M) – Second Amending Agreement to Credit Agreement]

ROYAL BANK OF CANADA, as Agent
By:	/s/ Sabrina Wang
Name: Sabrina Wang
Title: Deal Manager
By:
Name:
Title:

ROYAL BANK OF CANADA, as Lender
By:	/s/ David Gazley
Name:David Gazley
Title:Authorized Signatory
By:
Name:
Title:

RBC – AltaLink (AILP) – Second Amendment to 2024 Amended and Restated Credit Agreement

BANK OF MONTREAL, as Lender
By:	/s/ Sandesh Nellikode
Name: Sandesh Nellikode
Title: Vice President, Corporate Banking
By:
Name:
Title:

RBC – AltaLink (AILP) – Second Amendment to 2024 Amended and Restated Credit Agreement

ATB FINANCIAL, as Lender
By:	/s/ Trevor Guinard
Name: Trevor Guinard
Title: Director - Energy Infrastructure
By:	/s/ Riley McCallum
Name: Riley McCallum
Title: Director - Credit Structuring & Execution

RBC – AltaLink (AILP) – Second Amendment to 2024 Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Kirt Millwood
Name: Kirt Millwood
Title: Managing Director & Head
By:	/s/ Laura Ramsden
Name: Laura Ramsden
Title: Associate Director

RBC – AltaLink (AILP) – Second Amendment to 2024 Amended and Restated Credit Agreement

NATIONAL BANK OF CANADA, as Lender
By:	/s/ James Dexter
Name: James Dexter
Title: Authorized Signatory
By:	/s/ Chuck Warnica
Name: Chuck Warnica
Title: Authorized Signatory

RBC – AltaLink (AILP) – Second Amendment to 2024 Amended and Restated Credit Agreement